UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2013 (December 10, 2013)

CRANE CO.

(Exact name of registrant as specified in its charter)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place Stamford, CT		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 363-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 13, 2013, Crane Co. (the “Company”) completed a public offering of $250,000,000 aggregate principal amount of its 2.750% Senior Notes due 2018 (the “2018 Notes”) and $300,000,000 aggregate principal amount of its 4.450% Senior Notes due 2023 (the “2023 Notes,” and together with the 2018 Notes, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-188367) filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2013, including a related prospectus and prospectus supplement filed with the SEC on May 6, 2013 and December 12, 2013, respectively.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated December 10, 2013 (the “Underwriting Agreement”), among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under the indenture dated as of December 13, 2013 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee.

The 2018 Notes will bear interest at a rate of 2.750% per annum and the 2023 Notes will bear interest at a rate of 4.450% per annum. The 2018 Notes will mature on December 15, 2018 and the 2023 Notes will mature on December 15, 2023. Interest will accrue on the Notes from December 13, 2013. Interest on the Notes is payable on June 15 and December 15 of each year, commencing on June 15, 2014. The Indenture contains certain restrictions, including a limitation that restricts the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness, enter into sale and leaseback transactions, and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries.

The Company may redeem either series of Notes, in whole or in part, at any time and from time to time at the applicable redemption prices described in the form of the Notes of the applicable series.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of the Indenture, a copy of which is attached hereto as Exhibit 4.1, and the Notes, the forms of which are attached hereto as Exhibit 4.2 and 4.3, all of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Indenture in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a) none

(b) none

(c) none

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of December 10, 2013, among Crane Co. and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the Underwriters named therein.

Exhibit 4.1	The Indenture, dated as of December 13, 2013, between the Company and The Bank of New York Mellon, as trustee.

Exhibit 4.2	Form of Note for 2.750% Notes due 2018.

Exhibit 4.3	Form of Note for 4.450% Notes due 2023.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO. (REGISTRANT)

Date: December 13, 2013	By:	/s/ Richard A. Maue
Name:Richard A. Maue Title: Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of December 10, 2013, among Crane Co. and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the Underwriters named therein.

Exhibit 4.1	The Indenture, dated as of December 13, 2013, between the Company and The Bank of New York Mellon, as trustee.

Exhibit 4.2	Form of Note for 2.750% Notes due 2018.

Exhibit 4.3	Form of Note for 4.450% Notes due 2023.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.